Inland Real Estate Acquisitions, Inc.
2901 Butterfield Road
Oak Brook, IL 60523
Phone: (630) 218-4918 Fax: (630) 218-4735
www.inlandgroup.com

November 8, 2013

SPC Park Avenue Limited Partnership
SPC Condo Limited Partnership
5950 Berkshire Lane, Suite 875
Dallas, TX 75225
Attn: James E. Strode

Re: Park Avenue
Little Rock, Arkansas

Dear Mr. Strode:

This letter agreement (this "**Agreement**") is made and entered into by and between SPC Park Avenue Limited Partnership and SPC Condo Limited Partnership (collectively, "**Seller**"), as seller, and Inland Real Estate Acquisitions, Inc., or its designee ("**Purchaser**") as purchaser, relating to the sale and purchase of the portions of the Park Avenue Shopping Center described in Exhibit A attached hereto (the "**Property**").

The Property shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to Seller, and all intangible rights relating to the Property owned by Seller.

Purchaser or its nominee will consummate this transaction on the following basis:

1. The total purchase price shall be **$28,193,317.00** all cash, plus or minus prorations, **with no mortgage contingencies**.

1. The Property is leased to the tenants described on Exhibit B under leases covering the portions of the Property described therein, which grant to such tenants non-exclusive rights in the parking and common areas comprising the Property for the entire lease terms and option periods. Any cash concessions (i.e., tenant improvement allowances or similar cash payments to tenants) given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions.

2. Seller covenants and agrees **(to Seller's current actual knowledge)** that: (i) the Property is free of violations of the leases; (ii) the exterior structures are, subject to presently ongoing construction activities by the tenants, in a good state of repair, free of leaks, structural problems, and mold; (iii) Seller has received no notice stating that the Property is not in compliance with Federal, State, City and County ordinances and environmental laws; and (iv) no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase the Property or extend any lease (other than renewal options stated in the leases), nor is there any contemplated condemnation of any part of the Property, nor are there any current or contemplated special assessments.

3. Seller covenants and agrees that the leases accurately state the respective obligations of the tenants and lease guarantors under the leases to pay operating expenses relating to the Property as set forth therein.

4. Prior to closing, Seller shall not enter into or extend any agreements and/or service contracts that will survive the closing without Purchaser's approval and any agreements and/or service contracts presently in existence not accepted by Purchaser during the Inspection Period (defined below) shall be terminated by Seller at closing. Any work which is Seller's responsibility under current leases and presently in progress on the Property shall be completed by Seller prior to closing or shall be diligently pursued by Seller after closing and Seller shall be granted a commercially reasonable easement and license from Purchaser relating thereto.

5. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES THAT SELLER IS CONVEYING THE PROPERTY TO PURCHASER "AS IS, WHERE IS, AND WITH ALL FAULTS", AND SELLER HAS MADE NO OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH REGARD TO THE PROPERTY AND PURCHASER HAS AGREED TO ACCEPT THE DEED WITH THIS PROVISION INCLUDED TO FURTHER EVIDENCE SUCH AGREEMENTS. SELLER EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE AND PURCHASER ACKNOWLEDGES THAT IT IS RELYING ON ITS OWN FEASIBILITY STUDIES IN DETERMINING WHETHER OR NOT TO PURCHASE THE PROPERTY.

6. It shall be a condition to Purchaser's obligation to close the transaction contemplated by this Agreement that at least five (5) days prior to closing, Purchaser shall have received estoppel letters (each an "Estoppel Letter") reasonably acceptable to Purchaser from at least eighty five percent (85%) of all existing tenants (which must include Staples) which conform with the respective estoppel letter provisions of the leases and do not allege any default under the leases by Seller or any claims, defenses or offset rights. Purchaser agrees that an Estoppel Letter will be reasonably acceptable to Purchaser unless the same contains information which is materially inconsistent with either the representations of Seller contained in this Agreement, the tenant's lease, or the rent roll delivered to Purchaser, and/or contains a contention by the tenant that Seller is in material breach of the subject lease. For the purposes of the preceding sentence, the determination of whether the breach is "material" or whether an item is "materially inconsistent" shall be determined in Purchaser's reasonable discretion.

7. Seller is responsible for payment of any leasing brokerage fees or commissions which are due any leasing brokers for the existing leases stated above, but not for any renewal term.

8. During the Inspection Period (defined below), Purchaser shall have the right to determine whether the insurance coverages (or self-insurance) presently maintained, or required to be maintained, by the tenants under the terms of their respective leases are acceptable to Purchaser. Within 5 days after full execution of this Agreement, Seller shall supply to Purchaser copies of all insurance certificates received from the tenants of the Property.

9. Within 5 days after full execution of this Agreement, Seller shall supply to Purchaser copies of all environmental reports and audits in Seller's possession or available to Seller without cost regarding the environmental condition of the Property. Purchaser may obtain, at Purchaser's sole option, cost and expense, prior to the expiration of the Inspection Period, a Phase I environmental report.

10. The above sale of the Property shall be consummated by conveyance of a special warranty deed from Seller to Purchaser's designee, with Seller and Purchaser each paying one-half (1/2) of any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser's lender, if any, and the money lender's escrow.

11. The closing date shall be no later than January 15, 2014; provided, however, Purchaser shall have the right to extend the closing date by up to thirty (30) days by delivering written notice to Seller no later than five (5) days prior to the initial closing date. The closing shall occur

through the Title Company, at which time title to the above property shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances other than the Permitted Exceptions (defined below), and an ALTA form B owner's title policy shall be issued to Purchaser (as soon as possible after the closing) in the amount of the purchase price by Chicago Title Insurance Company, 10 S. LaSalle Street, Suite 3100, Chicago, Illinois 60603, Attention: Nancy Castro ("**Title Company**"), who shall place the title order locally with Lenders Title Company, One Allied Way, Suite 1710, Little Rock, AR 72202, Attn: Vandy Belasco, with complete extended coverage and required endorsements, waiving off all construction (other than with respect to any construction activities conducted by the tenants), including 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses. Seller will pay the basic premium for such policy, and Purchaser shall pay for all extended coverage and endorsement premiums. All warranties and representations shall be true now and at closing and surviving the closing for a period of twelve (12) months, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, with a proration of real estate taxes based on one hundred five percent (105%) of the actual 2012 tax bill. However, the allocable portion of taxes and, if applicable, insurance, that are paid annually by tenants of the Property shall be deducted prior to making such prorations, and it shall be Purchaser's responsibility post-closing to ensure that such amounts are collected from or paid by such tenants. At closing, no credit will be given to Seller for any rents which are past due, unpaid or delinquent for more than 15 days. However, Seller shall have the right to pursue collection of such past due amounts from the tenant(s) liable therefor (without the right to evict such tenant(s)) for a period of three (3) months after closing and/or if such past due rents are received by Purchaser after closing, Purchaser shall promptly deliver such amounts to Seller after first applying such amounts to any current rents then due and payable under the applicable leases.

12. Purchaser may obtain, at Purchaser's sole option, cost and expense, prior to the expiration of the Inspection Period, an updated appraisal.

13. It shall be a condition to Purchaser's obligation to close the transaction contemplated by this Agreement that neither Seller (as landlord) or any tenant and/or guarantor shall be in monetary default or material non-monetary default on any lease or agreement at closing, nor is there any threatened or pending litigation.

14. Within ten days after full execution of this Agreement, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the Property. During the Inspection Period, Purchaser shall have the right to determine whether Purchaser is satisfied that all guarantees and warranties survive the closing and are assignable and transferable to any titleholder now and in the future. Such assignable guarantees and warranties shall be assigned to Purchaser or Purchaser's designee at closing.

15. In the event the Property is less than 100% leased and occupied at the time of closing, with all tenants occupying their space, open for business and paying full rent, including whatever additional rent payments may be payable for CAM, taxes and insurance current, in accordance with their respective leases, as shown on Exhibit B attached to this Agreement, then Purchaser and Seller agree there shall be an initial closing ("**Initial Closing**"). The amount of the Purchase Price to be paid at the Initial Closing will be based on a formula (the "**Purchase Price Formula**"), which shall be an amount equal to (i) the actual annual base minimum rent for all leases in effect at the Property pursuant to which the tenants thereunder which are occupying their space, open for business and paying full rent, including CAM, taxes and insurance current, divided by a base rent divider of 6.5989% plus (ii) the annual base minimum rent for the lease with Newco Dining, LLC ("**Newco**"), pursuant to which Newco is not yet occupying its space, open for business or paying full rent, including CAM, taxes and insurance, divided by a base rent divider of 6.5989%. In connection with the Initial Closing Purchaser must receive an Estoppel Letter from Newco reasonably acceptable to

Purchaser that also confirms that Newco will commence paying full rent no later than February 6, 2014. It is anticipated that at the Initial Closing the portion of the Purchase Price to be paid will be $23,440,000.00, which is based on the Purchase Price Formula using base minimum rent of $1,546,804.87divided by 6.5989%. The total amount of the Purchase Price minus the amount of the Purchase Price paid at the Initial Closing is referred to as the "**Earnout Amount**".

Notwithstanding anything to the contrary, the total aggregate purchase price of $28,193,317.00 is the maximum Purchase Price. This Section shall survive the Initial Closing.

It is estimated that the total Earnout Amount relating to the Vacant Space will be an amount equal to the base minimum rent of $313,668.20 divided by a base rent divider of 6.5989% which equals an Earnout Amount of $4,753,317.00.

Seller shall have 24 months following the Initial Closing (the "**Earnout Period**") to earn the balance of the potential Earnout Amount. If Seller is successful in the leasing of the vacant space shown on Exhibit B (the "**Vacant Space**"; it being acknowledged and agreed that should any tenant of the Property vacate its space after the Initial Closing, such space shall not be, or be deemed to be, part of the Vacant Space), or any portion thereof, in accordance with the Leasing Parameters (as hereinafter defined) and each tenant shall have accepted their space "as is", taken total possession, opened for business and commenced full rental payments, including CAM, taxes and insurance on a prorata basis under any such lease has occurred, Purchaser has received an Estoppel Letter reasonably acceptable to Purchaser from each such tenant and for the first Earnout Closing only, Newco shall be occupying its space, open for business and paying full rent, including CAM, taxes and insurance current (the "**Earnout Requirements**"), then Seller shall be entitled to receive a portion of the Earnout Amount, which portion shall be an amount equal to the actual annual base minimum rent under such lease for the applicable portion of the Vacant Space, divided by a base rent divider of 6.5989% (such amount being referred to as an "**Earnout Payment**"). Within ten (10) business days after the Earnout Requirements have been satisfied and Seller has notified Purchaser in writing that it has satisfied the Earnout Requirements (and provided the Earnout Period has not expired), there shall be an Earnout Closing (herein so called). At the Earnout Closing, Purchaser shall pay to Seller the applicable Earnout Amount, and Seller shall deliver to Purchaser (if not previously delivered), a down date endorsement to Purchaser's Owner's Policy of Title Insurance showing that there are no mechanic's or materialmens' liens affecting Purchaser's title to the Property caused by Seller.

It is expressly understood that Seller shall waive its right to any remaining Earnout Amount if no lease for the applicable Vacant Space has been fully executed within 24 months after the date of the Initial Closing. In the event that a lease has been executed for such space but the Earnout Requirements have not been satisfied and the final Seller's notice of satisfaction of the Earnout Requirements has not been sent within such time period, then at the Earnout Closing relating to such space, there shall be deducted from the Earnout Payment relating thereto an amount equal to the daily rate of annual rent and taxes under such lease times the number of days from the date of closing to the outside rent commencement date under such lease. Notwithstanding anything in this Agreement to the contrary, in the event that no Earnout Closing has occurred relating to the vacant pad site, then such pad site shall be reconveyed to Seller within ten (10) days after the expiration of the Earnout Period.

It shall be Seller's responsibility and sole cost and expense for leasing out and paying all costs related to placing the tenants into their leasable space, including, but not limited to, any commissions, tenant improvement allowances and concessions. Seller and Purchaser acknowledge and agree that Camrich Holdings, Inc. shall continue to be the exclusive broker with respect to the Property during the period commencing on the Initial Closing Date and ending on the earlier of: (a) the last day of the Earnout Period, or (b) the date of the final Earnout Closing. The terms and conditions of the leasing agreement shall be negotiated by

the parties prior to the end of the Inspection Period. Leasing of the Vacant Space shall be in accordance with the leasing parameters agreed upon during the Inspection Period, which shall be attached hereto as Exhibit C (the "**Leasing Parameters**").

Following the Initial Closing, Seller shall be responsible on a monthly basis for all taxes and insurance due on a prorata basis for the Vacant Space until such time as Seller satisfies the Earnout Requirements for the Vacant Space, but in no event following the expiration of the Earnout Period, except as expressly set forth above.

At the Initial Closing, pursuant to an escrow agreement to be made and entered into by and among Seller, Purchaser and the Title Company, Seller shall place in escrow with the Title Company, cash in an amount equal to (i) $15.00 per square foot for tenant improvements and $3.00 per square foot for leasing commissions, times the number of square feet of the Vacant Space (the "**Vacant Space Escrow**") and (ii) the daily rate of annual rent, taxes and insurance under the Newco lease times the number of days from the date of closing to February 6, 2014 (the "**Newco Lease Escrow**"). The Vacant Space Escrow shall be released to Seller on a prorated basis as Seller continues to lease with respect to a Vacant Space at the time of an Earnout Payment for such Vacant Space. However, with regards to any Vacant Space not leased prior to the expiration of the Earnout Period, the balance of the tenant improvements and leasing commissions shall be disbursed to Purchaser upon the expiration of the Earnout Period. The Newco Lease Escrow shall be released to Purchaser monthly in arrears commencing on the last day of each month following the Initial Closing (with the last payment payable on the date Newco is occupying its space, open for business and paying full rent, including CAM, taxes and insurance) on a prorated basis ($328.77 per day) until Newco is occupying its space, open for business and paying full rent, including CAM, taxes and insurance. Any remaining amount in the Newco Lease Escrow following the date that Newco is occupying its space, open for business and paying full rent, including CAM, taxes and insurance shall be delivered to Seller.

Purchaser shall act in a commercially reasonable manner and in good faith during its review and determination of the approval of any new proposed tenant and/or lease presented to Purchaser. Also, Purchaser agrees to respond to any request for the approval of any new proposed tenant and/or lease presented to Purchaser within 7 business days after receipt of such request and all reasonable documentation required to evaluate such request by Purchaser, if Purchaser fails to respond to such request within such 7-business day period and such failure continues for a period in excess of 5 business days after Purchaser's receipt of notice of such failure, then such proposed tenant and/or lease shall be deemed approved by Purchaser. In the event that any tenant and its new lease is approved (or deemed approved) and such lease is signed by the tenant and delivered to Purchaser but Purchaser fails to execute and deliver such lease within 10 business days after receipt thereof, then notwithstanding any other term of the Agreement between Seller and Purchaser to the contrary, (i) the Earnout Amount for such lease shall be earned and (ii) the Earnout Closing relating to such lease shall occur within 10 business days after Purchaser's receipt of notice from Seller thereof. Purchaser hereby approves the following proposed tenants: (i) Gerald Ryan Hamra (Potbelly's franchisee), (ii) Casual Male Retail Store, LLC, a Delaware limited liability company, dba DXL Mens Apparel and (iii) Joi Cummins dba The Dry Bar.

16. If closing occurs, Seller shall be responsible for payment of a real estate brokerage commission, as per their separate written agreement, to The Disney Group. Said commission shall be paid at the Initial Closing and each subsequent Earnout Closing: 100% to The Disney Group or its nominee.

17. As soon as possible after full execution of this Agreement, Seller must provide to Purchaser, at Seller's sole cost and expense, a current title commitment issued by the Title Company. In addition, Purchaser acknowledges that Seller has previously provided to Purchaser a copy of Seller's most recent ALTA/ACSM surveys of the Property (the "**Surveys**"). Purchaser may, at Purchaser's sole cost and expense, have such Surveys updated, and

Purchaser agrees to order such updated Surveys within five (5) business days after the full execution of this Agreement. Within the five (5) business day period following Purchaser's receipt of the title commitment and the updated Surveys, Purchaser may provide written notice to Seller of any objections to the title commitment or the updated Surveys. Seller shall have three (3) business days after receipt of such notice (the "**Cure Period**") to cure Purchaser's objections, or to agree in writing to cure such objections prior to the Initial Closing. However, Seller will have no obligation to cure any objection other than payment of any monetary liens created, approved or consented to by Seller at or before closing, including, but not limited to, Seller's existing financing for the Property. If Seller is unable or unwilling to satisfy any of Purchaser's objections, Purchaser shall have the sole and exclusive remedy of either (i) terminating this Agreement, in which event the Earnest Money shall be refunded to Purchaser, or (ii) waiving the unsatisfied objections. If Purchaser fails to terminate this Agreement as provided above within five (5) business days after the expiration of the Cure Period, then (i) Purchaser shall be deemed to have waived and accepted the unsatisfied objections, which (together with all matters disclosed in the title commitment and/or the Surveys to which Purchaser did not object) shall become "**Permitted Exceptions**," and (ii) Purchaser shall have no further right to terminate this Agreement under this Section 17.

18. Seller and Purchaser agree that at closing all Vacant Space shall be in its current "as is" condition unless such Vacant Space (or any portion thereof) has been leased and Seller or the tenant is in the process of readying such space for the new tenant to occupy.

19. Seller agrees to promptly make available and disclose to Purchaser all information in Seller's possession that Purchaser may request from Seller for purposes of evaluating the Property, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills; provided, however, Seller shall deliver the documents listed on Exhibit D to Purchaser within five (5) days after the date of full execution of this Agreement. Seller, at no cost or expense to Seller, agrees to cooperate with Purchaser and Purchaser's representatives to facilitate Purchaser's evaluations and reports, including at least a one-year audit of the books and records of the property, any such audit to be performed at Purchaser's expense.

20. Commencing with the date of full execution of this Agreement and ending the earlier to occur of (i) December 15, 2013 or (ii) forty-five (45) days after full execution of this Agreement (the "**Inspection Period**"), Purchaser and its representatives shall be entitled to inspect and examine the Property, the existing leases, new leases (if any), lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants' and guarantors' financial statements and sales figures (to the extent available to Seller), all insurance coverages required to be maintained by the tenants, income and expense reports made by Seller, and, subject to the rights of tenants under existing leases, to conduct such site inspections, environmental audits, appraisals, etc. and such other studies and investigations which Purchaser deems appropriate. As part of its evaluation during the Inspection Period, Purchaser and its representatives may, at all reasonable times during normal business hours, enter upon the Property to conduct on-site evaluations to ascertain whether the Property is suitable to meet Purchaser's objectives, subject to the rights of the tenants. Purchaser shall bear all costs associated with Purchaser's inspection and examination of the Property. If Purchaser, in its sole judgment, determines that the Property is not suitable to Purchaser for any reason or for no reason, then Purchaser may terminate this Agreement by written notice to Seller at any time before expiration of the Inspection Period. If Purchaser fails to terminate this Agreement before expiration of the Inspection Period, then Purchaser shall be deemed satisfied with the Property and Purchaser shall deposit with the Title Company the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "**Earnest Money**"), which Earnest Money shall be non-refundable in all events other than Seller's default or the failure of any condition precedent to Purchaser's closing obligation which is expressly provided herein which was not required by this Agreement to be satisfied before the expiration of the Inspection Period. Purchaser shall indemnify and hold Seller harmless from and against any and all liens,

claims, causes of action, damages, liabilities, and expenses (including reasonable attorneys' fees) arising from any act, omission, or negligence of Purchaser or Purchaser's contractors, licensees, agents, servants, employees, officers, and directors, or arising from any accident, injury, or damage whatsoever occurring on or about the Property or any part thereof, by reason of Purchaser's evaluation of the Property, other than due to Seller's negligence or willful misconduct, and shall restore the Property to its present condition. Purchaser's obligations under the foregoing indemnity shall survive the termination of this Agreement and shall survive the closing for a period of twelve (12) months.

21. If either party defaults in the performance of its obligations hereunder, the non-defaulting party shall, as a condition of exercising its remedies hereunder, provide written notice of such default to the other party. The defaulting party shall thereafter have five (5) days, commencing the day notice is deemed received, in which to remedy such default. If Seller defaults hereunder and fails to timely cure such default, or if Seller wrongfully refuses to close the sale of the property under the terms of this Agreement, Purchaser may either, as Purchaser's sole remedies, (i) seek specific performance of Seller's obligations hereunder and be paid all actual, reasonable, third-party costs and expenses incurred by Purchaser to enforce specific performance; (ii) terminate this Agreement and receive a refund of the Earnest Money and actual, reasonable, third-party costs and expenses incurred by Purchaser in connection with this Agreement (in an amount not to exceed $75,000.00); or (iii) in the event specific performance of Seller's obligations hereunder is not available due to (a) Seller's conveyance of the Property or (b) some other intentional material default by Seller hereunder which makes the Property unmarketable (such as the filing of a lien or other material encumbrance against the Property by or through Seller which is not a Permitted Exception), terminate this Agreement and receive a refund of the Earnest Money and seek actual damages (but not punitive, consequential or special damages) incurred by Purchaser in connection with this Agreement. Notwithstanding the foregoing, Seller shall be liable to Purchaser for actual damages incurred by Purchaser in connection with a breach of Seller's representations and warranties expressly made hereunder discovered during the twelve (12) month post-closing survival period; provided, however, the aggregate liability of Seller for breaches of representations and warranties shall not exceed $1,000,000.00 and Seller shall be afforded at least fifteen (15) days to cure any alleged breach of Seller's representations and warranties prior to Purchaser filing any claim in connection therewith. If Purchaser defaults hereunder and fails to timely cure such default or if Purchaser wrongfully refuses to close the purchase of the Property under the terms of this Agreement, Seller may, as its sole remedy, terminate this Agreement and receive the Earnest Money as liquidated damages in full satisfaction of any liability of Purchaser hereunder, it being agreed that Seller's damages would be difficult or impossible to ascertain, but that the Earnest Money is a reasonable approximation thereof. In the event of a dispute between Purchaser and Seller relating to the Earnest Money, the prevailing party shall have the right to recover all of its expenses and costs incurred by reason of the dispute including, but not limited to, reasonable attorney's fees, court costs, and costs of suit preparation. Neither party shall be entitled to consequential, special or punitive damages in connection with a breach hereof. This Agreement shall be governed by Arkansas law.

22. Seller may elect to structure this sale of the property as a tax deferred exchange under Section 1031 of the Internal Revenue Code and Purchaser agrees to reasonably cooperate in connection with Seller's attempt to comply with requirements of Section 1031 of the Internal Revenue Code. Purchaser shall be under no obligation or requirement to delay the closing, incur any additional expense for acquiring the Property or incurring any additional costs relating to closing beyond those costs to be incurred by Purchaser in connection with a conveyance from Seller to Purchaser as a cash sale under the terms of this Agreement without reference to Seller's attempt to accomplish a tax deferred exchange.

If this offer is acceptable, please sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by November 13, 2013.

Sincerely,

INLAND REAL ESTATE ACQUISITIONS, INC.
or nominee

Matthew Tice, Vice-President

ACCEPTED:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC,
a Delaware limited liability company,
its general partner

By: ______________________
James E. Strode, Manager

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC,
a Delaware limited liability company,
its general partner

By: ______________________
James E. Strode, Manager

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

SPC Park Avenue Property

Tract 1: (ATT TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Beginning at a found cotton picker spindle known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence S 01° 24' 16" W along the west right-of-way line of University Avenue for a distance of 126.67 feet to a found cotton picker spindle; thence departing said west right-of-way line N 87° 09' 12" W for a distance of 162.45 feet to a found cotton picker spindle; thence N 02° 51' 53" E for a distance of 139.45 feet to a set point; thence S 86° 56' 56" E a distance of 53.93 feet to a set point; thence S 01° 29' 24" W a distance of 12.40 feet to a set point; thence S 87° 01' 44" E a distance of 104.99 feet to the point of beginning having an area of 0.484 acres, more or less.

Tract 2: (RETAIL TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the NE corner of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas; thence along said west right-of-way line the following courses: thence South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West 38.04 feet; thence South 01° 22' 14" West for a distance of 234.30 feet to the Point of Beginning; thence continue along said right-of-way South 01° 22' 14" West for a distance of 15.29 feet to a found nail; thence departing said west right-of-way line North 87° 97' 44" West for a distance of 223.17 feet to a set point; thence South 02° 50' 18" West a distance of 337.42 feet to a set point on the north right-of-way of Saint Vincent Circle; thence along said north right-of-way line North 87° 09' 38" West for a distance of 393.22 feet to a found cotton picker spindle; thence departing said north right-of-way line North 02° 51' 26" East for a distance of 121.82 feet to a found chiseled "X"; thence North 87° 06' 10" West for a distance of 71.43 feet to a found chiseled "X"; thence North 02° 48' 00" East for a distance of 86.68 feet to a found chiseled "X"; thence North 86° 58' 45" West for a distance of 30.00 feet to a set point; thence North 02° 52' 55" East for a distance of 131.44 feet to a found chiseled "X"; thence North 77° 59' 05" West for a distance of 50.58 feet to a found chiseled "X"; thence North 02° 50' 57" East for a distance of 142.81 feet to a found chiseled "X"; thence South 87° 08' 56" East for a distance of 581.33 feet to a found chiseled "X"; thence South 02° 51' 00" West for a distance of 138.38 feet to a set point; thence South 87° 11' 23" East for a distance of 185.95 feet to the Point of Beginning having an area of 5.594 acres, more or less.

Tract 3: (CHEDDARS TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue

known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence along said right-of-way line the following courses: South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West for a distance of 38.04 feet; thence South 01° 22' 14" West for a distance of 249.59 feet, to a found mag nail and the Point of Beginning; thence continue along said west right-of-way South 01° 22' 56" West for a distance of 316.91 feet to a found chiseled "X"; thence with a curve turning to the right with an arc length of 31.89 feet, a radius of 20.00 feet, a chord bearing of South 47° 07' 40" West and a chord length of 28.62 feet to a found chiseled X" on the north right-of-way line of Saint Vincent Circle; thence along said north right-of-way line North 87° 09' 38" West for a distance of 211.24 feet to a set point; thence departing said north right-of-way line North 02° 50' 18" East for a distance of 337.42 feet to a set point; thence South 87° 07' 44" East for a distance of 223.17 feet returning to the Point of Beginning having an area of 1.759 acres, more or less.

Tract 4: (PARKING DECK TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the NE corner of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas; thence North 87° 01' 44" West for a distance of 104.99 feet; thence North 01° 29' 24" East for a distance of 100.13 feet; thence North 87° 01' 59" West for a distance of 204.60 feet to a found rebar and the Point of Beginning; thence North 87° 09' 38" West for a distance of 15.81 feet to a set point; thence South 02° 50' 22" West for a distance of 122.60 feet to a set point; thence North 87° 09' 38" West for a distance of 706.36 feet; thence North 02° 50' 22" East for a distance of 223.43 feet; thence South 86° 59' 32" East for a distance of 412.27 feet; thence South 87° 12' 31" East for a distance of 307.61 feet; thence South 01° 31' 28" West for a distance of 99.90 feet to the Point of Beginning having an area of 3.644 acres, more or less.

Tract 5: (JAREDS TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence along said west right-of-way line the following courses: South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West for a distance of 38.04 feet, to the Point of Beginning at a found chiseled "X" on the west right-of-way of University Avenue; thence along said right-of-way South 01° 22' 14" West 234.30 feet to a set point; thence departing said west line North 87° 11' 23" West for a distance of 185.95 feet to a set point; thence North 02° 51' 00" East for a distance of 138.38 feet to found chiseled "X"; thence North 02° 51' 00" East for a distance of 95.85 feet to a found chiseled "X"; thence South 87° 11' 20" East for a distance of 179.90 feet to the Point of Beginning, having an area of 0.984 acres, more or less.

SPC Condo Property

Tract 6: (CONDO TRACT)

Retail Unit (First Floor) of SPC Park Avenue Horizontal Property Regime in the City of Little Rock, Pulaski County, Arkansas, and any and all rights entitled thereto into the common elements of said Horizontal Property Regime, as established by Master Deed recorded as Instrument Number 2012084362, records of Pulaski County, Arkansas.

EXHIBIT B

RENT ROLL

[SEE ATTACHED]

EXHIBIT C

LEASING PARAMETERS

[TO BE NEGOTIATED AND ATTACHED]

EXHIBIT D

INITIAL DUE DILIGENCE DOCUMENTS

(see attached)

FIRST AMENDMENT TO AGREEMENT

This **FIRST AMENDMENT TO AGREEMENT** (this "Amendment") is made and entered into as of the 16th day of December, 2013, by and between **SPC PARK AVENUE LIMITED PARTNERSHIP**, a Delaware limited partnership, and **SPC CONDO LIMITED PARTNERSHIP**, a Delaware limited partnership (collectively, "Seller"), and **INLAND REAL ESTATE ACQUISITIONS, INC.**, an Illinois corporation ("Purchaser").

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A. Seller and Purchaser entered into that certain letter of intent agreement, dated as of November 8, 2013 attached hereto as Exhibit A and made a part hereof (the "Agreement"), relating to certain premises located in Little Rock, Arkansas as more particularly described in the Agreement (the "Property").

B. Seller and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

Agreements:

1. Inspection Period. Notwithstanding anything to the contrary in the Agreement, including, but not limited to, Paragraph 19 of the Agreement, the Inspection Period shall expire on December 18, 2013.

2. Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

4. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

5. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

6. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Purchaser and their respective successors and assigns.

7. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By:____________________
Name: James E. Strode
Its: Manager

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By:____________________
Name: James E. Strode
Its: Manager

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:____________________
Name: [illegible]
Its: President

EXHIBIT A

NOVEMBER 8, 2013 LETTER AGREEMENT

(see attached)

SECOND AMENDMENT TO AGREEMENT

This **SECOND AMENDMENT TO AGREEMENT** (this "Amendment") is made and entered into as of the 13th day of December, 2013, by and between **SPC PARK AVENUE LIMITED PARTNERSHIP**, a Delaware limited partnership, and **SPC CONDO LIMITED PARTNERSHIP**, a Delaware limited partnership (collectively, "Seller"), and **INLAND REAL ESTATE ACQUISITIONS, INC.**, an Illinois corporation ("Purchaser").

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A. Seller and Purchaser entered into that certain letter of intent agreement, dated as of November 8, 2013, as amended by that certain First Amendment to Agreement dated December 16, 2013 (collectively, the "Agreement"), relating to certain premises located in Little Rock, Arkansas as more particularly described in the Agreement (the "Property").

B. Seller and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

Agreements:

1. Inspection Period. Notwithstanding anything to the contrary in the Agreement, including, but not limited to, Paragraph 19 of the Agreement, the Inspection Period shall expire on December 20, 2013.

2. Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

4. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

5. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

6. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Purchaser and their respective successors and assigns.

7. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By: M Adam Richey
Name: M. Adam Richey
Its: Manager

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By: M Adam Richey
Name: M. Adam Richey
Its: Manager

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name: Matthew Tice
Its: Vice President

THIRD AMENDMENT TO AGREEMENT

This **THIRD AMENDMENT TO AGREEMENT** (this "Amendment") is made and entered into as of the 20th day of December, 2013, by and between **SPC PARK AVENUE LIMITED PARTNERSHIP**, a Delaware limited partnership, and **SPC CONDO LIMITED PARTNERSHIP**, a Delaware limited partnership (collectively, "Seller"), and **INLAND REAL ESTATE ACQUISITIONS, INC.**, an Illinois corporation ("Purchaser").

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A. Seller and Purchaser entered into that certain letter of intent agreement, dated as of November 8, 2013, as amended by that certain First Amendment to Agreement dated December 16, 2013 and that certain Second Amendment to Agreement dated December 18, 2013 (collectively, the "Agreement"), relating to certain premises located in Little Rock, Arkansas as more particularly described in the Agreement (the "Property").

B. Seller and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

Agreements:

1. Inspection Period. Notwithstanding anything to the contrary in the Agreement, including, but not limited to, Paragraph 19 of the Agreement, the Inspection Period shall expire on January 9, 2014.

2. Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

4. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

5. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

6. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Purchaser and their respective successors and assigns.

7. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By: ______________________
M. Adam Richey, Manager

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By: ______________________
M. Adam Richey, Manager

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By: ______________________
Name: ______________________
Its: ______________________

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By: ______________________
M. Adam Richey, Manager

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By: ______________________
M. Adam Richey, Manager

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By: ______________________
Name: ______________________
Its: ______________________

FOURTH AMENDMENT TO AGREEMENT

This **FOURTH AMENDMENT TO AGREEMENT** (this "Amendment") is made and entered into as of the 9th day of January, 2014, by and between **SPC PARK AVENUE LIMITED PARTNERSHIP**, a Delaware limited partnership, and **SPC CONDO LIMITED PARTNERSHIP**, a Delaware limited partnership (collectively, "Seller"), and **INLAND REAL ESTATE ACQUISITIONS, INC.**, an Illinois corporation ("Purchaser").

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A. Seller and Purchaser entered into that certain letter of intent agreement, dated as of November 8, 2013, as amended by that certain First Amendment to Agreement dated December 16, 2013, by that certain Second Amendment to Agreement dated December 18, 2013 and by that certain Third Amendment to Agreement dated December 20, 2013 (collectively, the "Agreement"), relating to certain premises located in Little Rock, Arkansas as more particularly described in the Agreement (the “Property”).

B. Seller and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

Agreements:

1. Inspection Period. Notwithstanding anything to the contrary in the Agreement, including, but not limited to, Paragraph 19 of the Agreement, the Inspection Period shall expire on January 15, 2014.

2. Closing Date. Notwithstanding anything to the contrary in the Agreement, including, but not limited to, Paragraph 11 of the Agreement, the closing date shall occur no earlier than fifteen (15) day after expiration of the Inspection Period, subject to Purchaser’s right to extend the closing date by up to thirty (30) days by delivering written notice to Seller no later than five (5) days prior to the initial closing date.

3. Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

5. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

6. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

7. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Purchaser and their respective successors and assigns.

8. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By: [signature]
Name: James E. Strode
Its: Manager

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By: [signature]
Name: James E. Strode
Its: Manager

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:____________________
Name:____________________
Its:____________________

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By:______________________________
Name:____________________________
Its:______________________________

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By:______________________________
Name:____________________________
Its:______________________________

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:______________________________
Name:____________________________
Its:______________________________

FIFTH AMENDMENT TO AGREEMENT

This **FIFTH AMENDMENT TO AGREEMENT** (this "Amendment") is made and entered into as of the 6th day of January, 2014, by and between **SPC PARK AVENUE LIMITED PARTNERSHIP**, a Delaware limited partnership, and **SPC CONDO LIMITED PARTNERSHIP**, a Delaware limited partnership (collectively, "Seller"), and **INLAND REAL ESTATE ACQUISITIONS, INC.**, an Illinois corporation ("Purchaser").

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A. Seller and Purchaser entered into that certain letter of intent agreement, dated as of November 8, 2013, as amended by that certain First Amendment to Agreement dated December 16, 2013, that certain Second Amendment to Agreement dated December 18, 2013, that certain Third Amendment to Agreement dated December 20, 2013 and that certain Fourth Amendment to Agreement dated January 9, 2014 (collectively, the "Agreement"), relating to certain premises located in Little Rock, Arkansas as more particularly described in the Agreement (the "Property").

B. Seller and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

Agreements:

1. Reduction of Purchase Price. Notwithstanding anything to the contrary in the Agreement, including, but not limited to Section 1 and Section 15 of the Agreement, the total purchase price for the Property shall be Twenty-Eight Million One Hundred Twenty-Three Thousand Three Hundred Seventeen and 00/100 Dollars ($28,123,317.00).

2. Closing Conditions. In addition to the closing conditions currently set forth in the Agreement, the following shall be additional closing conditions to Purchaser's obligation to close the transaction contemplated by the Agreement that:

(i) At least three (3) business days prior to Closing, Purchaser shall receive an agreement reasonably acceptable to Purchaser and signed by all of the parties to that certain Operation and Easement Agreement by and between Target Corporation and SPC Park Avenue Limited Partnership dated September 8, 2009 (as amended, the "OEA") that states that (w) Purchaser shall be the Approving Party of the Developer Tract (as such terms are defined in the OEA) from and after the date of Closing, (x) Purchaser (or its successors and/or assigns) shall only be required to maintain and operate the Common Area located on the

Property from and after the date of Closing, (y) Seller shall continue to maintain and operate the Common Area located on the Target Tract (as defined in the OEA) from and after the date of Closing and (z) Purchaser (or its successors and/or assigns) shall not be the Operator (as defined in the OEA) of the Shopping Center from and after the date of Closing for any purposes under the OEA even though Purchaser is the Approving Party of the Developer Tract.

(ii) At least three (3) business days prior to Closing, Purchaser shall receive Estoppel Letters reasonably acceptable to Purchaser from all of the parties to that certain Master Operating Agreement For Common Area and Parking Garage by and between SPC Park Avenue Limited Partnership and Park Avenue Apartments, LLC dated November 23, 2011 (as amended, "Garage Declaration") which do not allege any default or violation under the Garage Declaration by any party to such Garage Declaration or any claims, defenses or offset rights by any party to such Garage Declaration. Purchaser shall provide a commercially reasonable form of Estoppel Letter for the parties to the Garage Declaration to Seller within three (3) business days after the date hereof.

(iii) No later than three (3) business days after the date hereof, Seller shall provide the following information to Purchaser to Purchaser's reasonable satisfaction: (a) the date that each Owner (as defined in Section 1.2.7 of the Garage Declaration) made their 2013 Common Area Maintenance Costs (as defined in the Garage Declaration), and (b) a spreadsheet evidencing all Common Area Maintenance payments made by the Owners with respect to the Garage Declaration as of the date of this Amendment.

(iv) At Closing, Purchaser shall receive a credit against the purchase price for the Property for the following amounts: (a) the amount of the Capital Reserves (as defined in Section 2.2.1 of the Garage Declaration) required to be paid by the Owners pursuant to Section 2.2.1 of the Garage Declaration from the period commencing with the Commencement Date (as defined in Section 2.2 of the Garage Declaration) and expiring on the date prior to the date of Closing (the "Payment Period"), and (b) the amount of Common Area Maintenance Costs required to be paid by the Owners pursuant to Section 2.2 of the Garage Declaration during the Payment Period.

(v) Prior to Closing, Seller shall use commercially reasonable efforts to complete the repairs to the Parking Garage (as defined in Recital E. of the Garage Declaration) listed on Exhibit A attached hereto and made a part hereof (the "Immediate Garage Repairs"). In the event that the Immediate Garage Repairs have not been completed to Purchaser's reasonable satisfaction prior to Closing, Purchaser and Seller shall enter into an escrow agreement with the Title Company ("Repairs Escrow Agreement") in which Seller shall escrow funds at Closing with the Title Company in an amount reasonably satisfactory to Purchaser ("Repair Funds") and Seller shall have a period ("Immediate Garage Repairs Period") of one hundred twenty (120) days after Closing to complete the Immediate Garage Repairs to

Purchaser's reasonable satisfaction; provided, however, the Immediate Garage Repairs Period may be extended by up to sixty (60) additional days for force majeure delays. Upon receipt of written joint direction from Purchaser and Seller, the Title Company shall promptly disburse all or a portion of the Repair Funds, as applicable, to Seller to pay for the costs of the applicable completed Immediate Garage Repairs. In the event the Immediate Garage Repairs are not fully completed within the Immediate Garage Repairs Period, the remaining Repair Funds shall be disbursed by the Title Company to Purchaser to be solely used to complete such Immediate Garage Repairs. In the event the Immediate Garage Repairs are completed to Purchaser's reasonable satisfaction within the Immediate Garage Repairs Period, any remaining Repair Funds shall be disbursed to Seller.

(vi) Prior to Closing, Seller shall deliver to Purchaser a copy of the calendar year 2014 Budget (as defined in Section 4.4.1 of the Garage Declaration) approved in writing by the Consenting Owners (as defined in Section 4.4.1 of the Garage Declaration) and reasonably satisfactory to Purchaser.

3. Inspection Period Waiver. Except as otherwise stated to the contrary in this Amendment, Assignee hereby waives any right to terminate the Agreement as set forth in Section 20 of the Agreement.

4. Closing Date. Notwithstanding anything to the contrary in the Agreement, the date of Closing shall be February 14, 2014.

5. Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

7. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

8. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

9. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Purchaser and their respective successors and assigns.

10. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By: M. Adam Richey
Name: M. Adam Richey
Its: Co-Manager of the General Partner

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By: M. Adam Richey
Name: M. Adam Richey
Its: Co-Manager of the General Partner

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:____________________________
Name:__________________________
Its:____________________________

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By:______________________________
Name: M. Adam Richey
Its: Co-Manager of the General Partner

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By:______________________________
Name:____________________________
Its:______________________________

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:______________________________
Name: Matthew Tice
Its: Vice President

<u>EXHIBIT A</u>

IMMEDIATE GARAGE REPAIRS

(see attached)

INITIAL CAPITAL IMPROVEMENTS TO PARKING GARAGE

Description of Capital Improvement	Estimated Cost
Tee Flange Connections (1400 ea.)	$21,400.00
Tee End Connections (85 locations)	$8,800.00
Spandrel Beam Damage (11 locations)	$2,200.00
Cracking Columns (4 locations)	$2,000.00
Expansion Joint Covers (300 lf.)	$4,500.00
Transition Slab Support Column (2 ea.)	$800.00
Cracking at Pour Strips (300 lf.)	$2,100.00
Grout at Anchor Bolts (4 locations)	$450.00
Contingency (.15%)	$6.338.00
Subtotal	$48,588.00
Additions:	
Power Wash	---
Striping	---
Lighting – Electrical	---
Signage – Way Finding	---
Estimated Add	$75,000.00
INITIAL ESTIMATED TOTAL	**$123,588.00**

*Based upon Engstrom & Associates, Inc. Inspection Report dated December 2007.

10 Year Cost Table
Park Avenue Retail Parking Garage
Little Rock, AR

RECOMMENDED REPAIRS

Opinion of Probable Cost

	ITEM	IMMEDIATE REPAIRS	YEAR 2	YEAR 3	YEAR 4	YEAR 5	YEARS 1-5 TOTAL	YEARS 6-10 TOTAL
a	**Double tee flange connections**	$95,000					$95,000	
b	Double tee to inverted tee connection	$15,000					$15,000	
c	**Upper level drainage**	$20,000	$2,000	$2,000	$2,000	$2,000	$28,000	$10,000
d	Replace spandrel panel and wall panel joint sealant	$15,000					$15,000	
e	**Upper level light standards (4)**	$8,000					$8,000	
f	Paint exposed steel	$10,000				$5,000	$15,000	$5,000
g	**Seal and paint cracked columns and spandrel panels**	$10,000					$10,000	
h	Misc. concrete repairs	$10,000				$5,000	$15,000	$5,000
i	**Replace displaced bearing pads**	$20,000					$20,000	
j	Repair upper level expansion joints	$5,000				$2,000	$7,000	$2,000
k	**Restripe lot**		$3,000			$3,000	$6,000	$3,000
l	Consultant prepare scope. Inspect repairs. Periodic inspections.	$15,000				$5,000	$20,000	$5,000
m	**Epoxy repair D1 column and retaining walls**	$4,000				$2,000	$6,000	$2,000
n	Replace grout at base of north side columns	$8,000					$8,000	
p	**Wood framing evaluation and possible reconstruction of deck***	$50,000					$50,000	
	Total	$227,000	$5,000	$2,000	$2,000	$24,000	$318,000	$32,000

* Maybe associated with significantly lower cost depending on result of structural evaluation.

Note: These cost values were developed by Harold Phillips of DMG Consulting Engineers and are based on visual observations only. Accurate repair costs can only be determined by the development of a detailed repair plan that can be bid by a qualified contractor.

SIXTH AMENDMENT TO AGREEMENT

This **SIXTH AMENDMENT TO AGREEMENT** (this "Amendment") is made and entered into as of the 4 day of February, 2014 (the "Effective Date"), by and between **SPC PARK AVENUE LIMITED PARTNERSHIP**, a Delaware limited partnership ("SPC Park Avenue"), **SPC CONDO LIMITED PARTNERSHIP**, a Delaware limited partnership ("SPC Condo"), and **SPC CHICK LIMITED PARTNERSHIP**, a Texas limited partnership ("SPC Chick" and collectively with SPC Park Avenue and SPC Condo, "Seller"), and **INLAND REAL ESTATE ACQUISITIONS, INC.**, an Illinois corporation ("Purchaser").

Preliminary Statements:

The following Preliminary Statements are a material part of this Amendment:

A. Seller and Purchaser entered into that certain letter of intent agreement, dated as of November 8, 2013, as amended by that certain First Amendment to Agreement dated December 16, 2013, that certain Second Amendment to Agreement dated December 18, 2013, that certain Third Amendment to Agreement dated December 20, 2013, that certain Fourth Amendment to Agreement dated January 9, 2014 and that certain Fifth Amendment to Agreement dated January 16, 2014 (collectively, the "Agreement"), relating to certain premises located in Little Rock, Arkansas as more particularly described in the Agreement (the "Property").

B. Seller and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

Agreements:

1. Additional Seller Entity. SPC Chick is hereby joining the Agreement as an additional Seller party and for all purposes of the Agreement, Seller shall include SPC Chick.

2. Additional Property. Subject to the terms and provisions of this Amendment, Seller shall sell and Purchaser shall buy the property described in **Exhibit A** attached hereto (the "Additional Property"). The Additional Property shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to Seller, and all intangible rights relating to the Additional Property owned by Seller. All representations, warranties and closing conditions in the Agreement shall apply to the Additional Property in addition to the Property. From and after the Effective Date, the Property shall include the Additional Property.

3. Purchase Price for Additional Property. The purchase price for the Additional Property shall be One Million Eight Hundred Seventy Thousand and No/100 Dollars ($1,870,000.00) (the "Additional Property Purchase Price").

4. Total Purchase Price. Notwithstanding anything to the contrary in the Agreement, the total purchase price for the Property and the Additional Property shall be Twenty-Nine Million Nine Hundred Ninety-Three Thousand Three Hundred Seventeen and 00/100 Dollars ($29,993,317.00) (the "Total Purchase Price").

5. Additional Property Inspection Period. Commencing with the date of full execution of this Amendment and ending February 14, 2014 (the "Additional Property Inspection Period"), Purchaser and its representatives shall be entitled to perform due diligence activities with regard to the Additional Property as described in Section 20 of the Agreement and obtain and review a title commitment, exception documents and an updated survey of the Additional Property. If Purchaser, in its sole judgment, determines that the Additional Property is not suitable to Purchaser for any reason or for no reason, then Purchaser may terminate its obligation to acquire the Additional Property by written notice to Seller at any time before expiration of the Additional Property Inspection Period in which event the Total Purchase Price shall automatically be reduced by the Additional Property Purchase Price. If Purchaser fails to terminate its obligation to acquire the Additional Property before expiration of the Additional Property Inspection Period, then Purchaser shall be deemed satisfied with the Additional Property. Purchaser shall indemnify and hold Seller harmless from and against any and all liens, claims, causes of action, damages, liabilities, and expenses (including reasonable attorneys' fees) arising from any act, omission, or negligence of Purchaser or Purchaser's contractors, licensees, agents, servants, employees, officers, and directors, or arising from any accident, injury, or damage whatsoever occurring on or about the Additional Property or any part thereof, by reason of Purchaser's evaluation of the Additional Property, other than due to Seller's negligence or willful misconduct, and shall restore the Additional Property to its present condition. Purchaser's obligations under the foregoing indemnity shall survive the termination of the Agreement as amended by this Amendment with respect to the Additional Property and shall survive the Closing for a period of twelve (12) months. Prior to the Effective Date, Seller has provided, or will provide, to Purchaser the due diligence materials listed in **Exhibit B** attached hereto. A rent roll relating to the Additional Property is set forth in **Exhibit C** attached hereto.

6. Closing Conditions. The following shall be closing conditions to Purchaser's obligation to close the transaction relating to the Additional Property that:

(i) At least three (3) business days prior to Closing, Purchaser shall receive an Estoppel Letter reasonably acceptable to Purchaser which conforms with the estoppel letter provisions of the lease for the Additional Property and does not allege any default under the lease by Seller or any claims, defenses or offset rights and signed by the tenant of the Additional Property.

(ii) At least three (3) business days prior to Closing, Purchaser shall receive a copy of a waiver of right of first refusal reasonably acceptable to Purchaser signed by the tenant of the Additional Property.

7. Closing Date. Notwithstanding anything to the contrary in the Agreement, the date of Closing for the Property, including the Additional Property provided the closing conditions set forth in Section 6 above and in the Agreement are satisfied, shall be February 21, 2014.

8. Defined Terms. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

10. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

11. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

12. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Purchaser and their respective successors and assigns.

13. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the day and year first written above.

Seller:

SPC PARK AVENUE LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Park Avenue GP, LLC, a Delaware limited liability company, its general partner

By: [signature]
Name: M. Adam Richey
Its: Co-Manager of the General Partner

SPC CONDO LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Condo GP, LLC, a Delaware limited liability company, its general partner

By: [signature]
Name: M. Adam Richey
Its: Co-Manager of the General Partner

SPC CHICK LIMITED PARTNERSHIP,
a Texas limited partnership

By: Chick General, LLC,
a Texas limited liability company,
its general partner

By: [signature]
Name: M Adam Richey
Its: Co-Manager of the General Partner

Purchaser:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By: [signature]
Name: [illegible] Tief
Its: Vice President

EXHIBIT A

LEGAL DESCRIPTION OF ADDITIONAL PROPERTY

All that parcel or parcels of real property located in Pulaski County, State of Arkansas, and more particularly described as follows:

LOT 2, RUEBEL'S SECOND SUBDIVISION IN THE CITY OF LITTLE ROCK, ARKANSAS, BEING PART OF THE SE1/4 NE1/4, SECTION 1, T-1-N, R-13-W, PULASKI COUNTY, ARKANSAS, AS RECORDED IN PLAT BOOK 9, PAGE 21, MORE PARTICULARLY DESCRIBED AS: COMMENCING AT THE NORTHWEST CORNER OF THE SE1/4 NE1/4 OF SECTION 1, T-1-N, R-13-W; THENCE S 88° 31' E, 521.70 FEET; THENCE S 01° 29' W, 10.00 FEET TO THE POINT OF BEGINNING; THENCE S 88° 31' E, 148.00 FEET (MEAS. 147.63 FEET); THENCE S 01° 29' W, 287.30 FEET (MEAS. S 01° 23' 43" W, 287.86 FEET); THENCE N 88° 30' W, 148.00 FEET (MEAS. N 88° 12' 38" W, 148.32 FEET); THENCE N 01° 29' E, 287.20 FEET (MEAS. N 01° 31' 56" E, 287.07 FEET) TO THE POINT OF BEGINNING, CONTAINING 42,537 SQ. FT. OR 0.9765 ACRES, MORE OR LESS.

EXHIBIT B

DUE DILIGENCE MATERIALS

1. Copies of all leases, amendments and guaranties.
2. Copy of existing survey.
3. Copy of the tenant's certificate of insurance.